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                                                                   Exhibit 10.24


                        INVESTMENT AND STOCKHOLDERS' AGREEMENT


     THIS INVESTMENT AND STOCKHOLDERS' AGREEMENT (this "Agreement"), by and among Pathnet, Inc., a Delaware corporation (the "Company"), the Series A Investors (as defined below), the Series B Investors (as defined below) and the Series C Investors (as defined below) (the Series A Investors, the Series B Investors and the Series C Investors being collectively referred to herein as the "Investors" and each an "Investor"), David Schaeffer (the "Founder") and Richard A. Jalkut ("Jalkut") is made as of this day of July 13, 1998, and is effective as of the Qualified Public Offering Closing (as defined below). Unless the context otherwise requires, all references herein to the Company shall refer to the Company and its subsidiaries on a consolidated basis.

                                       RECITALS

     A. Pursuant to that certain Investment and Stockholders' Agreement dated as of August 28, 1995 (the "Series A Agreement") by and among the Company and the investors named in EXHIBIT A thereto (the "Series A Investors"), (i) the Company sold and the Series A Investors purchased that number of shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), as set forth in EXHIBIT A thereto under the caption, "Number of Initial Shares" (and the parties thereto agreed, under certain circumstances, to sell and purchase, respectively, the Subsequent Shares, as defined in the Series A Agreement), and (ii) the Series A Investors agreed to make available to the Company, under certain circumstances, bridge loans in the aggregate principal amount of $500,000.

     B. Pursuant to that certain Amendment No. 1 to Investment and Stockholders' Agreement dated as of February 8, 1996 ("Amendment No. 1") by and among the Company and the Series A Investors, the Company, among other things, sold and the Series A Investors purchased the Subsequent Shares.

     C. Pursuant to that certain Amendment No. 2 to Investment and Stockholders' Agreement dated as of August 2, 1996 ("Amendment No. 2") by and among the Company and the Series A Investors, the Series A Investors, among other things, increased the amount of their bridge loan commitments to the Company to an aggregate principal amount of $700,000, and advanced bridge loans to the Company in such amount, such loans evidenced by bridge loan notes (collectively, the "Bridge Loan Notes"). In addition, the Series A Investors agreed to make available to the Company, upon the occurrence of certain events, additional bridge loans in the aggregate principal amount of $300,000 (the "Additional Bridge Loan Commitment"). Pursuant to the Series B Agreement (as defined below), the Series A Investors acquired that number of shares of Series B Preferred Stock (as defined below) equal to the quotient of the Additional Bridge Loan Commitment ($300,000) divided by the purchase price of $2.3944 per share of Series B Preferred Stock.

     D. Pursuant to that certain Investment and Stockholders Agreement, dated as of December 23, 1996 (the "Series B Agreement") by and among the Company and the investors set forth on EXHIBIT A thereto, (the "Series B Investors"), the Company sold and the Series B Investors purchased that number of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), as set forth in EXHIBIT A thereto under the captions "Number of Shares at Initial




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Closing," "Number of Shares at Additional Closing," and "Number of B Shares on
Conversion of Bridge Loan and Payment of Additional Bridge Loan Amount."

     E. Pursuant to that certain Amendment No. 3 to Investment and Stockholders' Agreement dated as of December 23, 1996 ("Amendment No. 3") by and among the Company and the Series A Investors the Series A Investors and the Company agreed to certain amendments and modifications to the Series A Agreement in connection with the execution and delivery of the Series B Agreement.

     F. Pursuant to that certain Investment and Stockholders Agreement, dated as of October 31, 1997 (the "Series C Agreement") by and among the Company the investors set forth on EXHIBIT A thereto (the "Series C Investors") and the other investors signatories thereto, the Company sold and certain of the Investors purchased that number of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), as set forth in EXHIBIT A thereto under the captions "Number of Shares at Initial Closing" and "Number of Shares at Additional Closing" and the Series A Investors, the Series B Investors, the Series C Investors, the Founder and the Company amended and restated in their entirety Sections 4, 4A, 5, 6 and 7 of each of the Series A Agreement and the Series B Agreement whereby Sections 4, 4A, 5, 6 and 7 of the Sereis C Agreement superseded each such section of the Series A Agreement and Series B Agreement.

     G. Pursuant to that certain Consent, Waiver and Amendment, dated as of March 19, 1998 (the "March Consent") by and among the Company, the Investors and the Founder, the Company, the Investors and the Founder amended certain provisions of the Series C Agreement.

     H. Pursuant to that certain Amendment No. 1 to Investment and Stockholders Agreement, dated as of the date hereof (the "Jalkut Amendment"), by and among the Company, the Investors, the Founder and Jalkut, the Company, the Investors, the Founder and Jalkut agreed to amend SECTION 7 of the Series C Agreement to reflect certain registration rights granted by the Company to Jalkut.

     I. The Company is in the process of consummating an initial public offering of its stock and the Board of Directors has determined that upon closing, such initial public offering will be a "Qualified Public Offering" as defined below. A "Qualified Public Offering" shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act" ), covering the offer and sale of Common Stock to the public (i) in which the proceeds received by the Company, net of underwriting discounts and commissions, equal or exceed $20,000,000; (ii) immediately prior to the consummation of which the Company is valued (based on the per-share price paid in such public offering, but without regard to any proceeds to be received by the Company in connection with such public offering) at greater than $50,000,000; and (iii) in which the Company uses a nationally recognized underwriter acceptable to the Board of Directors, including a majority of the directors designated by the Investors.

     J. Upon the closing of a Qualified Public Offering (the "Qualified Public Offering

Closing") Sections 4, 4A, 5 and 6 of the Series C Agreement are no longer operative by their terms.

     K. The Series A Investors, the Series B Investors, the Series C Investors, the Founder Jalkut and the Company desire to amend and restate in its entirety the Series C Agreement effective as of the Qualified Public Offering Closing to incorporate the March Consent, the Jalkut Amendment and to delete Sections 4, 4A, 5 and 6 of the Series C Agreement which, as of the Qualified Public Offering Closing, are no longer operative by their terms.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

SECTION. 1     EFFECTIVE DATE OF AGREEMENT AND TERMINATION OF SERIES C AGREEMENT

     1.1 EFFECTIVE DATE OF AGREEMENT. This Agreement shall be effective simultaneous with the Qualified Public Offering Closing; provided however, if the Qualified Public Offering Closing does not occur on or before December 31, 1998, this Agreement and all rights and obligations hereunder shall terminate and be of no further force and effect, and the Series C Agreement shall continue in full force and effect, as amended by the March Consent and the Jalkut Amendment.

     1.2  TERMINATION OF SERIES C AGREEMENT.  Except as set forth in this
SECTION 1.2 and in SECTION 1.1 hereof, the Series C Agreement shall terminate as of the Qualified Public Offering Closing, and will be of no further force or effect and all rights and obligations of the parties thereunder whether now or heretofore existing and accruing, hereby will be extinguished; PROVIDED, HOWEVER, the rights and obligations set forth in SECTION 8.2 and SECTION 8.4 of the Series C Agreement and SECTION 2 of the Series C Agreement shall survive and be in full force and effect for 36 months after the Closing Date (as defined in the Series C Agreement) in accordance with SECTION 8.4 of the Series C Agreement.

SECTION. 2     REPRESENTATIONS AND WARRANTIES OF THE COMPANY, JALKUT AND THE
               FOUNDER

     In order to induce the Investors to enter into this Agreement, each of the Company, Jalkut and the Founder represent and warrant as of the date hereof and the date of the Qualified Public Offering Closing, to each of the Investors the following:

     2.1 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business, condition or results of operations. The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and to carry out the transactions contemplated hereby. The Company is not in violation of any term of its certificate of incorporation or bylaws each as amended to date, or in violation of any material term of any agreement, instrument, judgment, decree, order,


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

statute, rule or government regulation applicable to the Company or to which the Company is a party. Each of Jakut and the Founder has the capacity to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby.

     2.2 AUTHORIZATION AND NON-CONTRAVENTION. This Agreement and all documents executed pursuant hereto are valid and binding obligations of the Company, Jalkut and the Founder, respectively, enforceable in accordance with their terms, except as such enforcement may be limited by laws of general application relating to bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights and the availability of equitable remedies which are subject to the discretion of the court before which an action may be brought. The execution, delivery and performance of this Agreement, all agreements, documents and instruments contemplated hereby have been duly authorized by all necessary corporate action of the Company. The execution of this Agreement and the performance of any transaction contemplated hereby will not (i) violate, conflict with or result in a default under any contract or obligation to which the Company is a party or by which it or its assets are bound, or any provision of the Company's certificate of incorporation or bylaws each as amended to date, or cause the creation of any encumbrance upon any of the assets of the Company;
(ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency; (iii) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party; or (iv) accelerate any obligation under or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Company is a party or by which the Company is bound.

SECTION 2A.  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

     2A.1 ORGANIZATION AND CORPORATE, PARTNERSHIP OR INDIVIDUAL POWER. Each Investor which is a partnership or a corporation has all required corporate or partnership power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby. Each Investor who is an individual has the capacity to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby.

     2A.2 AUTHORIZATION AND NON-CONTRAVENTION. This Agreement and all documents executed pursuant hereto to which the Investors are parties are valid and binding obligations of each of the Investors, enforceable in accordance with their terms, except as such enforcement may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights, generally, (ii) equitable rules or principles affecting the convenience of obligations generally, whether in law or in equity, or (iii) the exercise of the discretionary powers of any court before whom may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief.


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

SECTION. 3     REGISTRATION RIGHTS

     3.1 OPTIONAL REGISTRATIONS. If at any time or times after the date hereof, the Company shall seek to register any shares of its capital stock or securities convertible into capital stock under the Securities Act (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by Founders of the Company (a "secondary offering"), or both, but not a public offering pursuant to any demand registration rights under the Warrant Registration Rights Agreement dated as of April 8, 1998 by and among the Company, the Permitted Holders named therein and the Initial Purchasers named therein (the "Warrant Registration Rights Agreement")), the Company will promptly give written notice thereof to each Investor holding Registrable Securities (as hereinafter defined in SECTION 3.4 below) then outstanding and to Jalkut. If within 30 days after their receipt of such notice one or more Investors or Jalkut request the inclusion of some or all of the Registrable Securities held by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Investors or Jalkut may request in a writing delivered to the Company within 30 days after the notice given by the Company. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of the Investors or Jalkut in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company. If any limitation of the number of shares of capital stock to be registered by the Investors is required pursuant to this SECTION 3.1, the number of shares that may be included in the registration on behalf of the Investors shall be allocated among the Investors or the holders of any other registration rights in proportion, as nearly as practicable, to their respective holdings of Registrable Securities, after first excluding from such registration statement all shares of Common Stock sought to be included therein by (i) any director, officer or employee of the Company, including Jalkut, unless and until Jalkut has been involuntarily terminated as an officer of the Company pursuant to Sections 6(d) or 6(f) of the Employment Agreement, pro rata based on the number of shares of Registrable Securities requested by each such individual to be included in such registration, (ii) any holder thereof not having any such contractual incidental registration rights, and (iii) any holder, thereof having contractual incidental registration rights subordinate and junior to the rights of the Investors, provided, that in connection with any registration that includes securities pursuant to the Warrant Registration Rights Agreement, the terms of the Warrant Registration Rights Agreement as in effect on the date hereof shall govern the inclusion (and limitations on inclusion) of Registrable Securities and other securities in such registration. In any event, if such underwritten public offering is not an initial public offering, then the Investors holding Registrable Securities (and Jalkut if he has been involuntarily terminated as an officer of the Company pursuant to Sections 6(d) or 6(f) of the Employment Agreement) shall be allowed to include in the aggregate not less than thirty-five percent (35%) of the shares subject to such registration statement, provided, that in connection with any registration that includes securities pursuant to the Warrant Registration Rights Agreement, the terms of the Warrant Registration Rights Agreement as in effect on the date hereof shall govern the inclusion (and limitations on inclusion) of Registrable Securities and other securities in such registration. The Company will not grant any rights relating to the piggy-back registration of its capital stock which are superior to or on a parity with the rights granted to the Investors and Jalkut in this SECTION 3.1 other than pursuant to the Warrant Registration Rights Agreement. The provisions of this SECTION 3.1 will not apply to a registration effected solely to implement (i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "SEC") under the Securities Act is applicable.

     3.2 REQUIRED REGISTRATIONS. If on any three (3) occasions after the date hereof the Investors and Jalkut (collectively, the "Holders") holding a majority of the Registrable Securities held by all Holders notify the Company in writing that the Holders intend to offer or cause to be offered for public sale all or any portion of its or their Registrable Securities, the Company will notify all of the Holders who would be entitled to notice of a proposed registration under
SECTION 3.1 above of its receipt of such notification from such Holder or Holders and any other holder of piggyback registration rights. Upon the written request of any such Holder or Holders delivered to the Company within 20 days after receipt from the Company of such notification, the Company will either (i) elect to make a primary offering in which case the rights of such Holders to participate in such offering shall be as set forth in SECTION 3.1 above (except that the Company shall not be permitted to limit the number of shares which may be registered by any Holder and Holders holding a majority of the Registrable Securities requested to be included in such required registration will have the right to select the underwriter), or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders to be registered under the Securities Act in accordance with the terms of this SECTION 3.2. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this SECTION 3.2 to become effective prior to the later of (a) 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders holding Registrable Securities that the Company is commencing to prepare a Company-initiated registration statement (other than registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable) and
(b) 30 days following the end of any "lock-up" or "black out" period imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of securities of the Company; PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following the end of the period set forth in clause (a) or (b) above, as applicable.

     3.3 FORM S-3. If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration on Form S-3 or such successor form. One or more of the Holders holding Registrable Securities shall have the right to request and have effected one registration per year of shares of Registrable Securities on Form S-3 or such successor form for a public offering of shares of Registrable Securities and having an aggregate proposed offering price exceeding $500,000 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders). The Company shall not be required to cause a registration statement requested pursuant to this SECTION 3.3 to become effective prior to the later of (a) 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable) and (b) 30 days following the end of any "lock-up" or "black out" period imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of securities of the Company; PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following the end of the period set forth in clause (a) or (b) above, as applicable, if the request pursuant to this SECTION 3.3 has been made prior to the expiration of such period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other factor and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this SECTION 3.3 and shall provide a reasonable opportunity for such Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3 or such successor form to the extent requested by the Holder or Holders thereof for purposes of disposition. If so requested by any Holder in connection with a registration under this SECTION 3.3, the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for the shorter of (a) six months or (b) until all of such Holder's Registrable Securities registered thereunder are sold; provided, however, that "Registrable Securities" shall not include any shares of Common Stock which may be sold by the holder thereof under Rule 144(k) promulgated under the Securities Act.

     3.4 REGISTRABLE SECURITIES. For the purposes this SECTION 3, the term "Registrable Securities" shall mean (i) any shares of the Common Stock purchased by, or issued to, an Investor, or issuable upon conversion of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock (collectively, the "Preferred Shares"), including without limitation any Series A Conversion Shares, Series B Conversion Shares or Series C Conversion Shares issued or issuable upon conversion of any and all of the Preferred Shares and including any Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that if an Investor owns Preferred Shares, the Investor shall not be required to cause such Preferred Shares to be converted to Common Stock until immediately prior to the effective date of any applicable registration statement pursuant to which such shares will be sold and (ii) any shares of Common Stock, including any Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, issued or issuable to Jalkut upon exercise of options granted to him by the Company, provided that if Jalkut has not exercised an option, he shall not be required to exercise such option until immediately prior to the effective date of any applicable registration statement pursuant to which such shares will be sold; provided, however, that "Registrable Securities" shall not include any shares of Common Stock which may be sold by the holder thereof under Rule 144(k) under the Securities Act.

     3.5 FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

          (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses, not to exceed $60,000 per offering, of not more than one independent counsel for the Holders satisfactory to a majority in interest of the Registrable Securities included in such registration, voting as a single class;

          (b) Use its best efforts (with due regard to management of the ongoing business of the Company and the allocation of managerial resources) diligently to prepare and file with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective at least 90 days and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration for the period necessary to complete the proposed public offering;

          (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (d) Enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any, in such form and containing such terms as are customary; PROVIDED, HOWEVER, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and any written information provided by the Holders to the Company, and if the underwriter requires that representations or warranties be made, the Company shall make all such representations and warranties relating to the Company;

          (e) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or blue-sky laws of such jurisdictions as any selling Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business therein;

          (f) Immediately notify each selling Holder, at any time when a prospectus


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

relating to his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospect so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (g) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

          (h) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the SEC and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

          (i) Obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold may reasonably request; and

          (j) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this SECTION 3.

     3.6  INDEMNIFICATION; CONTRIBUTION.

          (a)  Incident to any registration statement referred to in this
SECTION 3, and subject to applicable law, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners)), and directors, officers, employees and agents of any of them (a "Selling Holder"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Controlling Person")), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or blue sky laws or any rule or regulation thereunder in connection with such registration; PROVIDED, HOWEVER, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners)) and directors, officers, employees and agents of any of them) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this SECTION 3.6(A) in its capacity as such (and not in its capacity as an officer or director of the Company) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

          (b) If the indemnification provided for in SECTION 3.6(A) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this SECTION 3.6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other Selling Holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Holders and the underwriters agree that it would not be just and equitable if contribution pursuant to this SECTION 3.6(B) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this SECTION 3.6(B) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this SECTION 3.6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this SECTION 3.6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

     3.7 RULE 144 AND RULE 144A REQUIREMENTS. In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder holding Registrable Securities, within 15 days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A or such successor rules.

     3.8 TRANSFER OF REGISTRATION RIGHTS. The registration rights and related obligations under this SECTION 3 of the Investors with respect to their Registrable Securities may be assigned to any transferee of Registrable Securities held by them, and upon such transfer the relevant transferee shall be deemed to be included within the definition of an Investor, for purposes of this SECTION 3. The relevant Investor as the case may be, shall notify the Company at the time of such transfer.

     3.9 MARKET STAND-OFF AGREEMENT. The Investors and the Founder, if requested by the underwriter of the Company's securities, shall agree not to sell, pledge, encumber or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investors and the Founder during the 180-day period following the effective date of the Company's initial public offering or any subsequent underwritten offering hereunder in which the Investors are participating. Such agreement shall be in writing in form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such 180-day period.

SECTION. 4     GENERAL

     4.1 AMENDMENTS, WAIVERS AND CONSENTS. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between the Company and any Investor and no delay on the part of any party hereto in exercising any rights hereunder shall operate as a waiver of the rights hereof. No provision hereof may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision; PROVIDED, HOWEVER, changes in or additions to, and any consents required by, this Agreement may be made, and compliance with any term, covenant, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) by a consent of the holders of a majority of the Preferred Shares; PROVIDED that any amendment, waiver or consent that adversely affects the Series A Investors, the Series B Investors or the Series C Investors or affects any rights specifically granted to the Series A Investors, the Series B Investors or the Series C Investors shall not be approved without the approval of the holders of a majority of the issued and outstanding Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively; PROVIDED FURTHER, that any amendment, waiver or consent that adversely affects one Investor, or affects any rights specifically granted to such Investor, in a manner different than all other Investors holding the same series of Preferred Shares shall not be approved without such Investor's consent. Any amendment or waiver effected in accordance with this
SECTION 4.1 shall be binding upon each holder of the Preferred Shares at the time outstanding, each future holder of Preferred Shares and Securities, the Founder, Jalkut and the Company.

     4.2  INDEMNIFICATION; EXPENSES.

          (a) Without limitation of any other provision of this Agreement, the Company agrees to defend, indemnify and hold the Investors and their affiliates and their respective direct and indirect partners, members, stockholders, directors, officers, employees and agents and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (parties receiving the benefit of the indemnification agreement herein shall be referred to collectively as "Indemnified Parties" and individually as an "Indemnified Party") harmless from and against any and all losses, claims, damages, obligations, liens, assessments, judgments, fines, liabilities, and other costs and expenses (including, without limitation, interest, penalties and any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred) of any kind or nature whatsoever which may be sustained or suffered by any such Indemnified Party, without regard to any investigation by any of the Indemnified Parties, based upon, arising out of, by reason of or otherwise in respect of or in connection with (a) any inaccuracy in or breach of any representation or warranty made by the Company in this Agreement or in any agreement or instrument or other document delivered pursuant to this Agreement, (b) any breach of any covenant or agreement made by the Company in this Agreement or in any agreement or instrument delivered pursuant to this Agreement and (c) any action taken or omitted to be taken or alleged to have been taken or omitted to have been taken by any Indemnified Party as Founder, director, agent, representative or controlling person of the Company including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same may be incurred) arising or alleged to arise under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on (i) an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such Indemnified Party specifically stating that it is for use in the preparation thereof or (ii) a knowing and willful violation of the federal securities laws by an Indemnified Party, as finally determined by a court of competent jurisdiction.

          (b) If the indemnification provided for in SECTION 4.2(A) above for any reason is held by a court of competent jurisdiction to be unavailable to a Indemnified Party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investors, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Investors in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with any registration of the Company's securities, the relative benefits received by the Company and the Investors shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Investors, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Investors shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this SECTION 4.2(B) were determined by pro rata or per capita allocation or by any other methods of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall a Investor be required to contribute any amount under this
SECTION 4.2(B) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Investor or (ii) the proceeds received by such Investor from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (c)  The indemnification and contribution provided for in this SECTION
4.2 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties or any officer, director, employee, agent or controlling person of the Indemnified Parties.

          (d) The provisions of this SECTION 4.2, are in addition to and shall supplement those set forth in SECTION 3.5, which shall apply in the case of the registration and sale of Registrable Securities held by any of the Investors registered pursuant to SECTION 3 hereof.

     4.3 SURVIVAL OF REPRESENTATIONS; WARRANTIES AND COVENANTS; ASSIGNABILITY OF RIGHTS. All covenants, agreements, representations and warranties of the Company and, to the extent applicable, Jalkut and the Founder, made herein, and in the certificates, lists, exhibits, schedules or other written information delivered or furnished to any Investor in connection herewith (a) shall be deemed to have been relied upon by such Investor, and shall survive for a period of 36 months after the date hereof and (b) shall bind the Company's, Jalkut's and the Founders' respective successors and assigns, whether so expressed or not, and, except as otherwise provided in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the Investors' successors and assigns and to transferees of the Series A Shares, any shares of Common Stock or any successor class of capital stock of the Company hereafter issued or issuable upon the conversion of the Series A Shares (the "Series A Conversion Shares"), Series B Shares, any shares of Common Stock or any successor class of capital stock of the Company hereafter issued or issuable upon the conversion of the Series B Shares (the "Series B Conversion Shares"), Series C Shares and any shares of Common Stock or any successor class of capital stock of the Company hereafter issued or issuable upon the conversion of the Series C Shares (the "Series C Conversion Shares") (such Series A Shares, Series A Conversion Shares, Series B Shares, Series B Conversion Shares, Series C Shares and Series C Conversion Shares are collectively referred to herein as the "Securities."), whether so expressed or not. For purposes of this Agreement the Company's successors shall include any corporation in to which the Company is merged in connection with its reincorporation, and as a condition to the consummation of such a transaction, the Investors shall receive an opinion of counsel that the successor corporation will be bound by his Agreement and that the Investors may tack their holding period with respect to the Securities for purposes of Rule 144.

     4.4 GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

     4.5 SECTION HEADINGS AND GENDER. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

     4.7 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

     4.8 NOTICES AND DEMANDS. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: If to the Company, the Founder or Jalkut, at 1015 31st Street, N.W., Washington, D.C. 20007, or at any other address designated by the Company, the Founder or Jalkut, to the Investors in writing; if to an Investor, at its or his mailing address as shown on EXHIBIT A hereto, or at any other address designated by such Investor to the Company and the Investors in writing.

     4.9 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

     4.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT WHICH IT MAY OTHERWISE HAVE AT LAW OR IN EQUITY TO A TRIAL BY JURY IN CONNECTION WITH ANY SUIT OR PROCEEDING AT LAW OR IN EQUITY BROUGHT BY ANY PARTY HERETO AGAINST ANOTHER WAIVING PARTY OR WHICH OTHERWISE RELATES TO THIS AGREEMENT.

     4.11 TAX TREATMENT OF SERIES C PREFERRED STOCK. The Company and the Series C Investors agree that the Series C Preferred Stock is a common stock for federal income tax purposes and the Company and the Series C Investors agree to file all reports, returns, statements and other documents consistently with the foregoing and otherwise to treat the Series C Preferred Stock as a common stock for federal income tax purposes.

     4.12 LEGEND ON SECURITIES. The Company, the Investors, Jalkut and the Founder acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the Securities issued hereunder held at any time by the Investors, Jalkut or the Founder:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT) OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. THESE SECURITIES ARE ALSO SUBJECT TO THE PROVISIONS OF A CERTAIN INVESTMENT AND STOCKHOLDERS' AGREEMENT DATED AS OF ___________, 1998. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   PATHNET, INC.

                                   By: /s/ Richard A. Jalkut
                                      --------------------------------
                                      Name:  Richard A. Jalkut
                                      Title: President and Chief Executive
                                             Officer

                                   /s/ David Schaeffer
                                   -----------------------------------
                                   David Schaeffer, Individually

                                   /s/ Richard A. Jalkut
                                   -----------------------------------
                                   Richard A. Jalkut, Individually


                                   INVESTORS:

                                   SPECTRUM EQUITY INVESTORS, L.P.

                                        By:  Spectrum Equity Associates, L.P.

                                        By: /s/ Kevin Maroni
                                           ---------------------------
                                           Name:  Kevin Maroni
                                           Title:  Attorney-In-Fact


                                   SPECTRUM EQUITY INVESTORS II, L.P.

                                        By:  Spectrum Equity Associates II, L.P.

                                        By: /s/ Kevin Maroni
                                           ----------------------------
                                           Name:  Kevin Maroni
                                           Title:  General Partner


                                   NEW ENTERPRISE ASSOCIATES VI, LIMITED
                                   PARTNERSHIP

                                        By:  NEA Partners VI, Limited
                                             Partnership

                                        By: /s/ Peter Barris
                                           ----------------------------
                                           Name:   Peter Barris
                                           Title:  General Partner


                                   ONSET ENTERPRISE ASSOCIATES II, L.P.

                                        By:  OEA II Management, LLC
                                        Its:  General Partner

                                        By: /s/ Thomas E. Winter
                                           ----------------------------
                                           Name:  Thomas E. Winter
                                           Title: General Partner


                                   ONSET ENTERPRISE ASSOCIATES III, L.P.

                                        By: OEA III Management, LLC
                                        Its:  General Partner

                                        By: /s/ Thomas E. Winter
                                           ----------------------------
                                           Name:  Thomas E. Winter
                                           Title: Managing Director


                                   CORMAN FOUNDATION, INCORPORATED

                                        By: /s/ James F. Corman
                                           ----------------------------
                                           Name:  James F. Corman
                                           Title:  President

                                   IAI INVESTMENT FUNDS VIII, INC. (IAI VALUE
                                   FUND)

                                   By: /s/ Susan Haedt
                                      ---------------------------------
                                      Name:  Susan Haedt
                                      Title: Vice President


                                   IAI INVESTMENT FUNDS VI, INC. (IAI BALANCED
                                   FUND)

                                   By: /s/ Susan Haedt
                                      ---------------------------------
                                      Name:  Susan Haedt
                                      Title: Vice President

                                    /s/ Thomas Domencich
                                   ------------------------------------
                                   Thomas Domencich, Individually

                                    /s/ Dennis R. Patrick
                                   ------------------------------------
                                   Dennis R. Patrick, Individually


                                   GROTECH PARTNERS IV, L.P.

                                        By:  Grotech Capital Group IV, LLC,
                                             General Partner

                                        By: /s/ Patrick J. Kerins
                                           ----------------------------
                                           Name:  Patrick J. Kerins
                                           Title:  Managing Director


                                   TORONTO DOMINION CAPITAL (U.S.A.), INC.

                                   By: /s/ Martha L. Gariepy
                                      ---------------------------------
                                      Name:  Martha L. Gariepy
                                      Title:  Secretary/Treasurer

                                   UTECH CLIMATE CHALLENGE FUND, L.P.

                                   By: ARETE CLIMATE CHALLENGE PARTNERS, L.L.C. General Partner

                                        By:  ARETE VENTURES, INC.
                                               Managing Member

                                        By: /s/ William T. Heflin
                                           ----------------------------
                                           Name:  William T. Heflin
                                           Title:  Vice President


                                   UTILITY COMPETITIVE ADVANTAGE FUND, L.L.C.

                                        By:  ARETE COMPETITIVE ADVANTAGE
                                             PARTNERS, L.L.C.
                                             General Partner

                                        By:  ARETE VENTURES, L.L.C.

                                        By: /s/ William T. Heflin
                                           ----------------------------
                                           Name:  William T. Heflin
                                           Title: Managing Director


                                   FBR TECHNOLOGY VENTURE PARTNERS L.P.

                                        By:  FBR Venture Capital Managers, Inc.,
                                             its General Partner

                                        By: /s/ Gene Riechers
                                           ----------------------------
                                           Name:  Gene Riechers
                                           Title:  Managing Director


                                    /s/ Shawn J. Colo
                                   ------------------------------------
                                   Shawn J. Colo, Individually

                                    /s/ Benjamin M. Coughlin
                                   ------------------------------------
                                   Benjamin M. Coughlin, Individually


                                    /s/ Michael J. Kennealy
                                   ------------------------------------
                                   Michael J. Kennealy, Individually


                                    /s/ Matthew N. Mochary
                                   ------------------------------------
                                   Matthew N. Mochary, Individually


                                    /s/ Robert A. Nicholson
                                   ------------------------------------
                                   Robert A. Nicholson, Individually


                                    /s/ Fred Wang
                                   ------------------------------------
                                   Fred Wang, Individually

                                     EXHIBIT A

---------------------------- ------------------------------ --------------------
STOCKHOLDER                          ADDRESS                        PHONE
---------------------------- ------------------------------ --------------------
New Enterprise Associates     Peter Barris                     TEL: 703 709 9499
 VI, Limited Partnership      General Partner                  FAX: 703 834 7579
                              New Enterprise Associates
                              11911 Freedom Drive
                              One Fountain Square
                              Reston, Virginia 20190
                              PBARRIS@NEA.COM
---------------------------- ------------------------------ --------------------
Spectrum Equity               Kevin Maroni                     TEL: 617.464.4600
 Investors, L.P.              General Manager                  FAX: 617.464.4601
                              Spectrum Equity Investors, L.P.
                              One International Place,
                              29th Floor
                              Boston, MA 02110
                              KEVIN@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Spectrum Equity               Kevin Maroni                     TEL: 617.464.4600
 Investors II, L.P.           General Manager                  FAX: 617.464.4601
                              Spectrum Equity Investors, L.P.
                              One International Place,
                              29th Floor
                              Boston, MA 02110
                              KEVIN@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Grotech Partners IV, L.P.     Patrick Kerins                   TEL: 410.560.2000
                              Managing Director                FAX: 410 560.1910
                              Grotech Capital Group
                              9690 Deereco Road, Suite 800
                              Timonium, Maryland 21093
                              pkerins@grotech.com
---------------------------- ------------------------------ --------------------
Utech Climate Challenge       William T. Heflin                TEL: 301.652.8066
 Fund, L.P.                   Managing Partner                 FAX: 301.652.8310
                              Arete Ventures, Inc.
                              2 Wisconsin Circle, Suite 620
                              Chevy Chase, Maryland 20815
                              (No e-mail)
---------------------------- ------------------------------ --------------------
Utility Competitive           William T. Heflin                TEL: 301.652.8066
  Advantage Fund, L.L.C       Managing Partner                 FAX: 301.652.8310
                              Arete Ventures, Inc.
                              2 Wisconsin Circle, Suite 620
                              Chevy Chase, Maryland 20815
                              (No e-mail)
---------------------------- ------------------------------ --------------------

---------------------------- ------------------------------ --------------------
Toronto Dominion Capital      Stephen A. Reinstadtler          TEL: 212.468.0722
 (USA), Inc.                  Director                         FAX: 212.974.8429
                              Toronto Dominion Capital Group
                              31 W. 52nd Street
                              New York, NY 10019
                              REINSS@TDUSA.COM
---------------------------- ------------------------------ --------------------
                              Copy to: Martha Gariepy          TEL: 713.653.8225
                              Toronto Dominion Capital Group   FAX: 713.652.2647
                              900 Fannin
                              Suite 1700
                              Houston, Texas 77010
                              GARIEM@TDUSA.COM
---------------------------- ------------------------------ --------------------
Onset Enterprise Associates   Thomas E. Winter                 TEL: 512.349.2255
  II, L.P.                    General Partner                  FAX: 512 349 2258
                              Onset Ventures
                              8911 Capital of Texas Highway,
                              Suite 1220
                              Austin, Texas 78759
                              TOM@ONSET.COM
---------------------------- ------------------------------ --------------------
Onset Enterprise Associates   Thomas E. Winter                 TEL: 512.349.2255
 III, L.P.                    General Partner                  FAX: 512 349 2258
                              Onset Ventures
                              8911 Capital of Texas Highway,
                              Suite 1220
                              Austin, Texas 78759
                              TOM@ONSET.COM
---------------------------- ------------------------------ --------------------
Corman Foundation             Jim Corman                       TEL: 334.368.8600
 Incorporated                 Corman Foundation                FAX: 334.446.2572
                              100 Brookwood Road
                              Atmore, AL 36502
                              CORMANF@ATMORE.GULF.NET
---------------------------- ------------------------------ --------------------
IAI Investment Funds VIII,    James Behnke                     TEL: 612 376 2808
 Inc. (IAI Value Fund)        Investment Advisors              FAX: 612.376.2616
                               Incorporated
                              3700 First Bank Place
                              601 2nd Ave. South
                              Minneapolis, MN 55402
                              JBEHNKE@IAIVENTURES.COM
---------------------------- ------------------------------ --------------------
IAI Investment Funds VI,      James Behnke                     TEL: 612.376.2808
 Inc. (IAI Balanced Fund)     Investment Advisors              FAX: 612.376.2616
                               Incorporated
                              3700 First Bank Place
                              601 2nd Ave. South
                              Minneapolis, MN 55402
                              JBEHNKE@IAIVENTURES.COM
---------------------------- ------------------------------ --------------------
Thomas Domencich              Thomas Domencich                 TEL: 401.421.5954
                              104 Benevolent Street            FAX: 401.751.3726
                              Providence, RI 02906
                              FLORIDA:                         FLORIDA:
                              429 South Beach Rd               TEL: 561.545.9571
                              Hobbe Sound, Florida 33455       FAX: 561.545.9683
                              [Please send copies of all
                              documents to BOTH addresses]
---------------------------- ------------------------------ --------------------


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


---------------------------- ------------------------------ --------------------
Dennis R. Patrick             Dennis R. Patrick                TEL: 202.312-1360
                              President and CEO                FAX: 202.312-1361
                              Patrick Communications, Inc.
                              1300 Pennsylvania Ave., NW
                              Suite 470                     Secretary: Lorraine
                              North Tower                              Donovan
                              Washington, D.C. 20004
                              DRPATRICK9@AOL.COM
---------------------------- ------------------------------ --------------------
Matt Mochary                  Matt Mochary                     TEL: 415.464.4600
                              Spectrum Equity                  FAX: 415.464.4601
                               Investors, L.P.
                              245 Lytton Avenue
                              Suite 175
                              Palo Alto, CA  94301
                              MATT@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Shawn Colo                    Shawn Colo                       TEL: 415.464.4600
                              Spectrum Equity Investors, L.P.  FAX: 415.464.4601
                              245 Lytton Avenue
                              Suite 175
                              Palo Alto, CA  94301
                              SHAWN@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Fred Wang                     Fred Wang                        TEL: 415.464.4600
                              Spectrum Equity Investors, L.P.  FAX: 415.464.4601
                              245 Lytton Avenue
                              Suite 175
                              Palo Alto, CA 94301
                              FRED@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Benjamin H. Coughlin          Benjamin H. Coughlin             TEL: 617.464.4600
                              Spectrum Equity Investors, L.P.  FAX: 617.464.4601
                              One International Place,
                              29th Floor
                              Boston, MA 02110
                              BEN@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Robert A. Nicholson           Robert A. Nicholson              TEL: 617.464.4600
                              Spectrum Equity Investors, L.P.  FAX: 617.464.4601
                              One International Place,
                              29th Floor
                              Boston, MA 02110
                              ROBERT@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
Michael J. Kennealy           Michael J. Kennealy              TEL: 617.464.4600
                              Spectrum Equity Investors, L.P.  FAX: 617.464.4601
                              One International Place,
                              29th Floor
                              Boston, MA 02110
                              MIKE@SPECTRUMEQUITY.COM
---------------------------- ------------------------------ --------------------
FBR Technology Venture        Gene Reichers                    TEL: 703.469.1285
 Partners, L.P.               Friedman, Billings,              FAX: 703.312.9655
                               Ramsey & Co., Inc.
                              1001 19th Street North
                              Arlington, VA  22209
                              GREICHERS@FBR.COM
---------------------------- ------------------------------ --------------------


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